AgFeed Industries, Inc.

Presentation of Western Farm Development
to

Annual Shareholders' Meeting

NASDAQ: FEED NYSE Alternext: ALHOG

Philadelphia, PA
15 September 2010

AgFeed
Industries, Inc.

Dahua: Isolated Land - August 2009



AgFeed Industries, Inc.

Dahua: Grand Opening Ceremony - November 2009



AGFEED
大化畜牧有限公司
ny for Agfeed Dahua Animal Husbandry Co.,Ltd
奠基仪式
2009 11 9

AgFeed Industries, Inc.

AgFeed, Government, Farmer - January 2010



AgFeed
Industries, Inc.

AgFeed, Government, Farmer - January 2010



AgFeed
Industries, Inc.

Dahua: Gilt Development - July 2010



AgFeed
Industries, Inc.

Dahua: Gestation Building - July 2010



AgFeed
Industries, Inc.

Dahua: Gestation Building - August 2010



AgFeed Industries, Inc.

M2P2 Sow Farm: Our Model



AgFeed
Industries, Inc.

Dahua: Gestation Building - August 2010



AgFeed Industries, Inc.

Xinyu: Grand Opening Ceremony - August 2010



AgFeed
Industries, Inc.

Wunnin: Nucleus Stocking – August 2010


B-2425
ING 747-400F
FMC

AgFeed Industries, Inc.